EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated August 1, 2007 to the following Prospectuses and

Statements of Additional Information:

Excelsior Funds, Inc. Excelsior Funds Trust Excelsior Tax-Exempt Funds, Inc. Fixed Income Funds Prospectus dated July 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Retirement Shares Prospectus dated July 1, 2007, as supplemented July 17, 2007

Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc. Money Funds Prospectus dated July 1, 2007	Excelsior Funds, Inc. Excelsior Funds Trust Equity Funds Prospectus dated July 1, 2007, as supplemented July 6, 2007 and July 17, 2007

Excelsior Funds, Inc. Excelsior Funds Trust Institutional Funds Prospectus dated July 1, 2007, as supplemented July 6, 2007

Excelsior Funds, Inc. Excelsior Funds Trust Statements of Additional Information, each dated July 1, 2007, as supplemented July 6, 2007 and July 17, 2007	Excelsior Tax-Exempt Funds, Inc. Statement of Additional Information dated July 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectuses and Statements of Additional Information and should be read in conjunction with the Prospectuses and Statements of Additional Information.

Effective August 1, 2007 through September 16, 2007, Foreside Distribution Services, L.P. (“Foreside”) will replace BISYS Fund Services Limited Partnership as the distributor of the Funds. Foreside’s principal address is Two Portland Square, 1st Floor, Portland, Maine 04101.

Effective September 17, 2007, Columbia Management Distributors, Inc. (“CMDI”) will replace Foreside as the distributor of the Funds. CMDI’s principal address is One Financial Center, Boston, Massachusetts 02111. CMDI is an affiliate of United States Trust Company, National Association, UST Advisers, Inc. and Columbia Management Advisors, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/134310-0807	August 1, 2007